SAFETY COMPONENTS INTERNATIONAL, INC.

                      STOCK APPRECIATION RIGHTS AWARD PLAN


     Section 1. Purpose. The purpose of the Safety Components International, Inc. Stock Appreciation Rights Award Plan (the "Plan") is to benefit and advance the interests of Safety Components International, Inc., a Delaware corporation (the "Company"), by rewarding selected employees of the Company and its Subsidiaries (as defined herein) for their contributions to the Company's financial success and thereby motivating them to continue to make such contributions in the future by allowing them to acquire a proprietary interest in the growth and performance of the Company thus enhancing the value of the Company for the benefit of its stockholders.

     Section 2. Definitions. The following terms when used in the Plan shall, for purposes of the Plan, have the following meanings:

     "Awards" shall mean an award of Stock Appreciation Rights under the Plan.

     "Award Agreement" shall have the meaning ascribed thereto in Section 7(c) hereof.

     "Base Price" shall mean the Fair Market Value of the Common stock to which an SAR relates on the date of grant thereof.

     "Board" shall mean the Board of Directors of the Company.

     "Change of Control" shall have the meaning ascribed thereto in Section 10(b) hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     "Committee" shall mean the Compensation Committee of the Board or any other duly established committee or subcommittee of the Board that the Board hereinafter determines shall act as the Committee for purposes of the Plan.

     "Common Stock" shall mean the common stock of the Company, par value .01 per share.

     "Company" shall have the meaning ascribed thereto in Section 1 hereof.


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     "Conditional  Award"  shall have the  meaning  ascribed  thereto in Section
11(m) hereof.

     "Continuing Director" shall mean, as of any date of determination, any member of the Board who (i) was a member of the Board on the effective date of the Plan or (ii) was nominated for election or elected to such board with the affirmative vote of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

     "Delisting Date" shall have the meaning ascribed thereto in Section 10(a) hereof.

     "Disability"shall mean termination of employment as determined by the Committee, by reason of a Participant's inability to perform his/her duties under his/her employment with the Company or any of its Subsidiaries by reason of illness, injury or incapacity (whether physical, mental, emotional or psychological) for a period of either (i) ninety (90) consecutive days or (ii) one hundred eighty (180) days in any consecutive three hundred sixty-five (365) day period.

     "Eligible Person" shall have the meaning ascribed thereto in Section 5 hereof.

     "Effective Date" shall have the meaning ascribed thereto in Section 11(m) hereof.

     "Excess Value" shall mean the excess of the Fair Market Value of the Common Stock to which the SAR relates on the date of exercise (or the deemed date of exercise pursuant to Section 7(e) or 9(b) hereof) over the Base Price.

     "Fair Market Value" shall mean, with respect to shares of Common Stock (i) the closing price per share of Common Stock on the principal exchange on which the Common Stock is then trading, if any, on such date, or, if the Common Stock was not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASDAQ National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

     "Fiscal Year" shall mean the fiscal year ending on March 31 or such other period that the Company may hereafter adopt as its fiscal year.



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     "Participant"  shall mean any Eligible  Person that has been designated for participation in the Plan by the Committee in accordance with Section 6 hereof.

     "Performance Period" shall mean the Fiscal Year of the Company to which an Award relates.

     "Plan" shall have the meaning ascribed thereto in Section 1 hereof.

     "Retirement" shall mean termination of the employment of an employee with the Company or a Subsidiary on or after the employee's 65th birthday.

     "Rules and Regulations" shall mean the rules and regulations promulgated under the Securities and Exchange Act of 1934, as amended.

     "Stock Appreciation Right" or "SAR" shall mean the right of a Participant to receive an amount, which shall be payable in cash equal to the Excess Value.

     "Subsidiary" shall mean with respect to any person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of all classes of equity interests (or in the case of an association or other business entity which is not a corporation, 50% or more of the equity interest) is at the time owned or controlled, directly or indirectly, by that person, corporation, association or other business entity or one or more of its Subsidiaries or a combination thereof.

     Section 3. Administration of the Plan.

     (a) Generally. The Plan shall be administered by the Committee. The Committee is authorized to administer, interpret and apply the Plan and from time to time may adopt such rules, regulations and guidelines consistent with the provisions of the Plan as it may deem advisable to carry out the Plan, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and the Participants. The Committee shall have authority to determine the terms and conditions of the Awards granted to Participants.

     (b) Reliance and Indemnification. The Committee may employ attorneys, consultants, accountants or other persons in connection with its administration, interpretation and application of the Plan, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee with respect to the Plan or Awards


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granted  hereunder,  and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     Section 4. Adjustments. In the event that any change in capitalization, such as a stock split or dividend, or a corporate transaction such as a merger, consolidation, separation or other transaction of a type described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C) is effected, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (i) the number and type of shares with respect to which SARs may be granted, (ii) the number and type of shares which may be issued upon the exercise of SARs, and (iii) the grant, purchase or Fair Market Value of the Common Stock with respect to any SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding SAR. In computing any adjustment under this Section, any fractional share shall be eliminated.

     Section 5. Eligible Persons; Participants. All officers and other key employees of the Company or its Subsidiaries (each an "Eligible Person") shall be eligible to participate in the Plan. An individual shall not be deemed an employee for purposes of the Plan unless such individual receives compensation from either the Company or one of its Subsidiaries for services performed as an employee of the Company or any one of its Subsidiaries.

     Section 6. Determination of Awards. The Committee shall select the Participants for the Fiscal Year or Fiscal Years to be covered by any Award or Awards and adopt in writing, with respect to each Participant, the terms and amount of each Award to be granted to each Participant under Section 7(a) hereof.

     Section 7. Stock Appreciation Rights.

     (a) Annual Grant of SARs. Each Participant selected pursuant to Section 6 hereof, shall be granted effective on April 1 of the Performance Period, an Award as shall have been determined by the Committee in its sole discretion in accordance with Section 6 hereof.

     (b) Discretionary Grant of SARs. In addition to the Awards provided for in Subsection (a) hereof, Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to limitation under Section 8 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     (c) Award Agreements. Each Award granted to a Participant shall be evidenced by an Award Agreement (an "Award Agreement") executed by the Company and such


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Participant  that shall specify the term of the SAR and such other provisions as the Committee shall determine. All Award Agreements shall be subject to the terms of the Plan.

     (d) Term. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten (10) years. In the absence of a designation by the Committee, the Term shall be three (3) years. The SAR shall expire on the last day of the Term.

     (e) Exercise. Upon the exercise of an SAR (or the deemed date of exercise pursuant to Section 9(b) hereof or this Section 7(e)), a Participant shall be entitled to receive a cash payment from the Company in an amount equal to the Excess Value. Such payment shall be made in cash, within thirty (30) days following the exercise date (or the deemed date of exercise pursuant to Section 9(b) hereof or this Section 7(e). To the extent that an SAR has not been (x) terminated under Section 9, (y) exercised or (z) deemed to have been exercised prior to expiration, it will be deemed to have been exercised on the last day of the Term.

     Section 8. Limitations. Unless and until the Committee determines that an Award to a Participant shall not be designed to comply with the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, (i) subject to adjustment under Section 4 hereof, the maximum aggregate number of shares of Common Stock with respect to which SARs may be granted under the Plan in any one Fiscal Year to a Participant shall be 100,000.

     Section 9. Termination of Employment. Each Award Agreement shall set forth the circumstances, if any, under which the Participant shall have the right to exercise the SARs granted thereunder following termination of the Participant's employment with the Company or any of its Subsidiaries. Such provisions (i) shall be determined in the sole discretion of the Committee, (ii) shall be included in the Award Agreement entered into with each Participant, and (iii) need not be uniform among all SARs granted under the Plan. Subject to Section 11 hereof, in the event that a Participant's Award Agreement does not set forth such termination provisions, the following termination provisions shall apply:

     (a) Termination other than Death, Disability, Retirement or Change of Control. If the Participant ceases to be an employee of the Company and its Subsidiaries prior to the expiration of any SAR's granted hereunder for any reason other than death or Disability, Retirement or a Change of Control including, a termination by the Company without cause, all such SARs held by the Participant shall expire and all rights thereunder shall be forfeited.

     (b) Termination due to Death, Disability or Retirement. If the Participant ceases to be an employee of the Company and its Subsidiaries prior to the expiration of any SAR's granted hereunder as a result of death, Disability or Retirement, all SARs held by the Participant shall be deemed to have been exercised as of the date of such termination of


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employment by reason of such death,  Disability or Retirement and a cash payment shall be made equal to the Excess Value on such deemed date of exercise.

     (c) Intracompany Transfers. For purposes of the Plan, transfers of employment between the Company and its Subsidiaries shall not be deemed a termination of employment.

     Section 10. Change of Control.

     (a) Change of Control. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, all SARs granted under the Plan shall become fully exercisable as of the date of such Change of Control and each outstanding Award shall be deemed to have been exercised on such date and entitled to an immediate cash payment in an amount equal to the Excess Value on such deemed date of exercise provided, however, that if, following such date, the Common Stock shall continue to be quoted on NASDAQ (or a successor quotation system) or publicly traded on an exchange, the Participant shall have the option whether or not his or her employment continues after such date, to exercise his or her respective SARs in whole, but not in part (i) upon the date of such Change in Control or (ii) at any time until the earlier of (x) the expiration date thereof or (y) the date upon which the Common Stock shall cease to be quoted or publicly traded (the "Delisting Date") and in the case of such delisting, the SAR shall be deemed to have been exercised on the Delisting Date.

     (b) Definition. "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 of the Rules and Regulations) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Rules and Regulations) (other than Robert A. Zummo, a member of his immediate family, a trust or similar estate planning vehicle established by Mr. Zummo, or an entity in which Mr. Zummo owns, directly or indirectly, a majority of the equity securities or voting rights), of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 of the Rules and Regulations), directly or indirectly, more than 30% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; or (iii) the Closing Date of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a


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plan of complete liquidation of the Company; or (v) the closing date of the sale or disposition by the Company (if consummated in more than one transaction, the initial closing date) of all or substantially all of the Company's assets, following shareholder approval of such sale or disposition.

     Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

     Section 11. Miscellaneous.

     (a) No Contract; No Rights to Awards or Continued Employment. The Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained by the Company or any of its Subsidiaries.

     (b) No Right to Future Participation.  Participation in the Plan during one
Performance   Period  shall  not  guarantee   participation   during  any  other
Performance Period.

     (c) Restriction on Transfer. Except as otherwise provided in a Participant's Award Agreement, the rights of a Participant with respect to Awards under the Plan shall not be transferable by the Participant to whom such Award is granted (other than by will or the laws of descent and distribution), and any attempted assignment, transfer or pledge shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to make any payment with respect to such Award. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (d) Tax Withholding. The Company or any of its Subsidiaries, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant or to a Participant's beneficiary or beneficiaries any federal, state or local taxes required by law to be withheld with respect to such payments.

     (e) No Restriction on Right of Company to Effect Changes. The Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin off, combination, liquidation, dissolution, sale of assets, or other similar corporate transaction or event involving the Company or a Subsidiary thereof or any other event or series of events, whether of a similar character or otherwise.



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     (f)  Source of  Payments.  The Plan shall be  unfunded.  The Plan shall not create or be construed to create a trust or separate fund or segregation of assets of any kind or a fiduciary relationship between the Company and a Participant or any other individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof. To the extent that any Participant is granted an Award under Section 7 hereof, such Participant's right to receive such Award shall be no greater than the right of any unsecured general creditor of the Company.

     (g) No Interest. If the Company for any reason fails to make payment of an Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.

     (h) Amendment and Termination.

     (i) Amendment and Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval would be required under Section 162(m) of the Code or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. No such amendment which alters an Award shall be effective if such amendment would be treated as a cancellation and new grant under Treasury Regulation Section 1.162-27(e)(2)(vi)(B), if such new grant would be prohibited by the limitation contained in Section 8(a)(i) hereof or otherwise would cause compensation upon the exercise of such Award to cease to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code. In addition, no amendment shall be made which adversely affects the rights of the Participant with respect to an outstanding Award, without the consent of such Participant.

     (ii) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall desire to carry the Plan into effect.

     (i) Governmental Regulations. The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

     (j) Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     (k) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware, without regard to the choice-of-law principles thereof, and applicable federal law.

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     (l)  Severability.  If any term or provision of the Plan or the application thereof (i) as to any Participant or circumstance (other than as described in clause (ii)) is, to any extent, found to be illegal or invalid, or (ii) would cause the compensation paid upon the exercise of an Award not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code, then the Committee shall sever such term or provision from the Plan and, thereupon, such term or provision shall not be a part of the Plan.

     (m) Effective Date. The Plan shall be effective as of April 1, 1997 (the "Effective Date"); provided, however, that it shall be a condition to the effectiveness of any Awards which are effective on or after April 1, 1998 ("Conditional Awards"), that the shareholders of the Company entitled to vote thereon approve the Plan at the 1998 Annual Meeting of Shareholders of the Company. Such approval shall meet the requirements of Section 162(m) of the Code and the regulations thereunder. If such approval is not obtained, then any Conditional Award shall be void ab initio.

     (n) Duration of the Plan. Subject to Subsections (m) and (h) hereof, the Plan shall commence on the Effective Date and remain in effect until ten (10) years from the date thereof. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any SAR theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date. Awards may only be granted during the duration of the Plan.

     (o) Approval and Re-approval by Shareholders.  To the extent required under
Section 162(m) of the Code, any change to the material terms of the Plan shall be disclosed to and approved by the shareholders of the Company entitled to vote thereon at the next Annual Meeting of Shareholders of the Company to be held following such change.



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